FRD1 P1 P2 P4 09/19

SUPPLEMENT DATED SEPTEMBER 30, 2019

TO THE PROSPECTUSES

DATED MAY 1, 2019 OF

FRANKLIN RISING DIVIDENDS VIP fund

(a series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended as follows:

I.  The portfolio management team under the “Fund Summary - Portfolio Managers” section on page FRD-S4 is revised as follows:

Nicholas P. B. Getaz, CFA   Portfolio Manager of Advisers and portfolio manager of the Fund since 2014.

Matthew D. Quinlan   Vice President of Advisers and portfolio manager of the Fund since May 2019.

Amritha Kasturirangan, CFA   Portfolio Manager of Advisers and portfolio manager of the Fund since September 2019.

Nayan Sheth, CFA   Portfolio Manager of Advisers and portfolio manager of the Fund since September 2019.

II.  The portfolio management team under the “Fund Details – Management” section on page FRD-D5 is revised as follows:

The Fund is managed by a team of dedicated professionals focused on investments that have paid rising dividends. The portfolio managers of the team are as follows:

Nicholas P. B. Getaz, CFA

Portfolio Manager of Advisers

Mr. Getaz has been portfolio manager of the Fund since 2014 and assumed the duties of co-lead portfolio manager in May 2019. He joined Franklin Templeton in 2011.

Matthew D. Quinlan

Vice President of Advisers

Mr. Quinlan has been co-lead portfolio manager of the Fund since May 2019. He joined Franklin Templeton in 2005.

Amritha Kasturirangan, CFA

Portfolio Manager of Advisers

Ms. Kasturirangan has been portfolio manager of the Fund since September 2019. She joined Franklin Templeton in 2009.

Nayan Sheth, CFA

Portfolio Manager of Advisers

Mr. Sheth has been portfolio manager of the Fund since September 2019. He joined Franklin Templeton in 2014.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

As co-lead portfolio managers, Messrs. Getaz and Quinlan have equal authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which each portfolio manager may perform these functions, and the nature of these functions, may change from time to time.

Please keep this supplement with your prospectus for future reference.